UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date or Report (Date of earliest event reported):  March 11, 2005
                                                          ----------------

                        PETCARE TELEVISION NETWORK, INC.
             (Exact name of registrant as specified in its charter)


            Florida                     333-105840                59-3645932
------------------------------         -----------           -------------------
(State or other jurisdiction of        (Commission              (IRS Employer
         incorporation)                File Number)          Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida                          33634
-------------------------------------------                          -----
 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (813) 888-7330
                                                           --------------

                                       N/A
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION

On March 16, 2005, PetCARE Television Network, Inc. (the "Company") and Vicis Capital, LLC ("Vicis") entered into a Confidential Definitive Term Sheet ("Term Sheet") pursuant to which Vicis loaned the Company an aggregate of $250,000. The Term Sheet provides that the Company will issue its Series A Convertible Debentures having an original aggregate face value of $250,000 ("Debentures"), and Series A Common Stock Purchase Warrants ("Series A Warrants"), Series B Common Stock Purchase Warrants ("Series B Warrants"), and Series C Common Stock Purchase Warrants ("Series C Warrants").

Pursuant to the Term Sheet, the Debentures will have a term of 24 months. Interest will be payable semi-annually in cash or registered Common Stock of the Company at a ten percent (10%) discount to the Market Price; or in kind, but only if the stock price is above ten cents ($0.10) on the five trading days immediately prior to the 20th day preceding the payment date. The Market Price shall be set at the average five-day Volume Weighted Average Closing Price ("VWAP") of the Company's Common Stock for the five (5) trading days prior to the payment date.

On the date of maturity of the Debentures, the holder will have the option to convert the Debentures into shares of the Company's Common Stock at a Conversion Price set at twenty-five percent (25%) discount to the five-day VWAP prior to the Closing Date or ten cents ($.10), whichever is greater. Conversion shall be limited so that Vicis shall not own more than 4.99% of Common Stock at any time.

Pursuant to the Term Sheet, Vicis shall be issued Series A Warrants in an amount equal to 100% of the number of Common Shares underlying the Debentures based on the Conversion Price. The Series A Warrants shall have a term of ten (10) years from the effective date and shall have an exercise price equal to one hundred percent (100%) of the Conversion Price.

Vicis shall also be issued Series B Warrants in an amount equal to 100% of the number of Common Shares underlying the Debentures based on the Conversion Price. The Series B Warrants shall have a term of five (5) years from the effective date and shall have an exercise price equal to one hundred and twenty-five percent (125%) of the Conversion Price.

Vicis shall also be issued Series C Warrants in an amount equal to 50% of the number of Common Shares underlying the Debentures based on the Conversion Price. The Series C Warrants shall have a term of one (1) year from the effective date and shall have an exercise price equal to one hundred percent (100%) of the Conversion Price.

Terms specify that the Company shall file a Registration Statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) covering the Common Shares underlying the Debentures and the Common Shares underlying the Series A, B, and C Warrants no later than thirty (30) days after the Closing, and will use its best efforts to have the Registration Statement declared effective within ninety (90) days after the Closing. In the event the Registration Statement has not been declared effective within one hundred and


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twenty  (120)  days of the  Closing,  for the thirty  (30) day period  beginning ninety (90) days after the Closing, the Company shall be obligated to pay the Vicis liquidated damages equal to two percent (2%) of the amount invested and shall be obligated to pay Vicis liquidated damages equal to one percent (1%) of the amount invested for each subsequent 30-day period. If the Registration Statement has not been declared effective within two hundred and seventy (270) days, the Series C Warrants will be eligible to be exercised on a cashless basis.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

On March 16, 2005, PetCARE Television Network, Inc. (the "Company") and Vicis Capital, LLC ("Vicis") entered into a Confidential Definitive Term Sheet ("Term Sheet") under which Vicis loaned the Company an aggregate of $250,000 through the issuance of Series A Convertible Debentures ("Debentures"), Series A Common Stock Purchase Warrants ("Series A Warrants"), Series B Common Stock Purchase Warrants ("Series B Warrants"), and Series C Common Stock Purchase Warrants ("Series C Warrants").

Pursuant to the Term Sheet, the Debentures will have a term of 24 months. Interest will be payable semi-annually in cash or registered Common Stock of the Company at a ten percent (10%) discount to the Market Price; or in kind, but only if the stock price is above ten cents ($0.10) on the five trading days immediately prior to the 20th day preceding the payment date. The Market Price shall be set at the average five-day Volume Weighted Average Closing Price ("VWAP") of the Company's Common Stock for the five (5) trading days prior to the payment date.

On the date of maturity of the Debentures, the holder will have the option to convert the Debentures into shares of the Company's Common Stock at a Conversion Price set at twenty-five percent (25%) discount to the five-day VWAP prior to the Closing Date or ten cents ($.10), whichever is greater. Conversion shall be limited so that Vicis shall not own more than 4.99% of Common Stock at any time.

Pursuant to the Term Sheet, Vicis shall be issued Series A Warrants in an amount equal to 100% of the number of Common Shares underlying the Debentures based on the Conversion Price. The Series A Warrants shall have a term of ten (10) years from the effective date and shall have an exercise price equal to one hundred percent (100%) of the Conversion Price.

Vicis shall also be issued Series B Warrants in an amount equal to 100% of the number of Common Shares underlying the Debentures based on the Conversion Price. The Series B Warrants shall have a term of five (5) years from the effective date and shall have an exercise price equal to one hundred and twenty-five percent (125%) of the Conversion Price.

Vicis shall also be issued Series C Warrants in an amount equal to 50% of the number of Common Shares underlying the Debentures based on the Conversion Price. The Series C Warrants shall have a term of one (1) year from the effective date and shall have an exercise price equal to one hundred percent (100%) of the Conversion Price.

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

Terms specify that the Company shall file a Registration Statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) covering the Common Shares underlying the Debentures and the Common Shares underlying the Series A, B, and C Warrants no later than thirty (30) days after the Closing, and will use its best efforts to have the Registration Statement declared effective within ninety (90) days after the Closing. In the event the Registration Statement has not been declared effective within one hundred and twenty (120) days of the Closing, for the thirty (30) day period beginning ninety (90) days after the Closing, the Company shall be obligated to pay Vicis liquidated damages equal to two percent (2%) of the amount invested and shall be obligated to pay Vicis liquidated damages equal to one percent (1%) of the amount invested for each subsequent 30-day period. If the Registration Statement has not been declared effective within two hundred and seventy (270) days, the Series C Warrants will be eligible to be exercised on a cashless basis.

In connection with the offering, the Company paid a $2,500 cash commission and agreed to issue 50,000 Common Stock Purchase Warrants to Midtown Partners & Co., LLC ("Midtown Partners"). Such Common Stock Purchase Warrants shall have a term of five (5) years from the effective date and shall have an exercise price of $0.10.

The securities sold pursuant to this filing constitute more than 5% of the number of shares of outstanding of the Company's Common Stock. The issuance of the Debentures and warrants were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that the Debentures and warrants were issued to a accredited investors who had access to the Company's financial and other relevant information.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)       Financial Statements

                  None.

        (b)       Pro Forma Financial Information

                  None.

        (c)       Exhibits

                  10.1     Confidential Definitive Term Sheet

                  99.1 Press release dated March 17, 2005 issued by PetCARE Television Network, Inc.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PETCARE TELEVISION NETWORK, INC.
                                              (Registrant)


Date: March 17, 2005                          By: /s/Philip M. Cohen
                                                  ------------------------------
                                                  Philip M. Cohen, President and
                                                  Chief Executive Officer



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